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                              Sonterra Agreement

                                    between


                       ERP OPERATING LIMITED PARTNERSHIP


                                      and


                        WELLSFORD REAL PROPERTIES, INC.




                           Dated as of May 30, 1997




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

                              SONTERRA AGREEMENT


  THIS AGREEMENT (this "Agreement") is made and entered into as of May 30, 1997 by and between ERP OPERATING LIMITED PARTNERSHIP, an Illinois limited partnership ("ERQ OP"), and WELLSFORD REAL PROPERTIES, INC., a Maryland corporation ("Newco").

  A. Newco has been formed as a wholly owned subsidiary of Wellsford Residential Property Trust, a Maryland real estate investment trust ("WRPT"), pursuant to the Contribution Agreement dated as of May 30, 1997 (the "Contribution Agreement") referred to in that certain Agreement and Plan of Merger dated as of January 16, 1997 (the "Merger Agreement") by and between Equity Residential Properties Trust, a Maryland real estate investment trust that is the general partner of EQR OP ("EQR"), and WRPT.

  B. Pursuant to that certain Option Agreement dated as of June 28, 1996 (the "Option Agreement") by and between Specified Properties VIII, L.P., a Texas limited partnership ("Specified"), and WRPT, a copy of which Option Agreement is attached hereto as Exhibit A and made a part hereof, Specified granted WRPT an option to purchase the land (the "Land") which is more fully described on Exhibit B attached hereto and made a part hereof, together with the buildings and improvements thereon erected, known as Sonterra at Williams Centre, an apartment property located in the City of Tucson, County of Pima, State of Arizona (the "Improvements") (the Land and the Improvements are collectively referred to herein as the "Premises"), upon the terms and conditions described in the Option Agreement.

  C. Concurrently with the execution of the Option Agreement, WRPT and Specified entered into that certain Loan Agreement dated as of June 28, 1996 (the "Loan Agreement") pursuant to which WRPT made a loan to Specified in the original principal amount of $17,800,000.00, which loan is secured by the Premises.

  D. Pursuant to the Contribution Agreement, WRPT has assigned to Newco, among other things, all of WRPT's rights and obligations under the Option Agreement.

  E. EQR OP and Newco are entering this Agreement pursuant to the Merger Agreement.

  NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants and agreements contained herein, the parties hereto hereby agree as follows:

  (1) Assignment of Option. In the event that Newco has decided not to exercise its option under the Option Agreement to purchase the Premises and Newco has received an offer (an "Offer") from a prospective assignee, other than Newco or the Surviving Trust (as defined in the Merger Agreement) or any affiliate of either of such parties (each, an "Acceptable Assignee"), to purchase all of Newco's rights and obligations under the Option Agreement, Newco shall first offer in writing (a "Notice of Proposed Assignment") to assign the Option Agreement to EQR OP. Any such assignment of the Option Agreement to EQR OP shall be on the same terms and conditions as the Offer, which terms and conditions shall be set forth in the Notice of Proposed Assignment. If EQR OP does not provide Newco with written notice of its intention to purchase Newco's rights and obligations under the Option Agreement on or before the earlier of the date when notice of exercise of the option must be given within thirty (30) days after the Notice of Proposed Assignment, then Newco shall have the right to assign all of its rights and obligations under the Option Agreement to such prospective assignee in accordance with the terms of the Offer. If Newco fails to consummate such assignment within one hundred fifty (150) days following EQR OP's rejection of the offer in the Notice of Proposed Assignment, then the Option Agreement shall again be subject to the restrictions of this Paragraph 1.

  (2) Lapse of Option. In the event that Newco has decided not to exercise its option to the purchase the Premises under the Option Agreement and Newco has not received an offer to purchase all of Newco's rights and obligations under the Option Agreement within thirty (30) days prior to the last day for giving notice of exercise of the expiration of the option, then Newco shall give EQR OP thirty (30) days written notice of such expiration of the option. Upon timely giving such notice, EQR OP shall have the right to require Newco to immediately assign all of its rights and obligations under the Option Agreement to ERQ OP for One Hundred and 00/100 Dollars ($100.00).

  (3) Exercise of Option. In the event that Newco, or the Acceptable Assignee then holding the option under the Option Agreement, shall elect to exercise its right under the Option Agreement to purchase the Premises, Newco
(i) as the exercising party, shall cause title to the Premises to be acquired by Newco or a subsidiary or affiliate of Newco only or (ii) shall cause the Acceptable Assignee exercising such option to cause the Premises to be so titled. Newco shall give EQR OP written notice of the acquisition of the Premises pursuant to the terms of the Option Agreement within ten (10) days after acquisition. For the purposes hereof, an "affiliate" of Newco shall be any entity controlled by, controlling or under common control with Newco.

  (4) Right of First Offer Agreement. Promptly following (a) the acquisition of the Premises by Newco or a subsidiary of Newco in accordance with Paragraph 3 hereof or (b) the taking of title to the Premises by Newco or a subsidiary or affiliate of Newco by virtue of a foreclosure on the Premises, or the taking of a deed in lieu of foreclosure on the Premises, based upon a default under the Loan Agreement, Newco shall enter, or shall cause such subsidiary, as titleholder to the Premises, to enter into, without further consideration, a Right of First/Last Offer Agreement (the "Right of First/Last Offer Agreement"), which shall be prepared by counsel to EQR OP and shall be in form and substance satisfactory to EQR OP in the exercise of EQR OP's commercially reasonable judgment, which agreement shall be in substantially the same form as the Right of First/Last Offer Agreements entered into or required to be entered into pursuant to Article 2 of that certain Agreement Regarding Palomino Park of even date herewith.

  (5) Memorandum. Upon execution of the Right of First/Last Offer Agreement, Newco shall record, or shall cause the subsidiary of Newco holding title to the Premises to record, a memorandum thereof against title to the Premises.

  (6) Notices. Notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed or sent by telecopy, as follows:

       (i)  if to Newco:        Wellsford Real Properties, Inc.
                                610 Fifth Avenue, 7th Floor
                                New York, New York 10020
                                Attn: Edward Lowenthal
                                Telecopy No.: (212) 333-2323

            with a copy to:     Robinson Silverman Pearce Aronsohn
                                  & Berman LLP
                                1290 Avenue of the Americas
                                New York, New York 10104-0053
                                Attn: Alan S. Pearce, Esq.
                                Telecopy No.: (212) 541-1411

       (ii) if to EQR OP:       c/o Equity Residential Properties Trust
                                Two North Riverside Plaza, Suite 400
                                Chicago, Illinois 60606
                                Attn: President
                                Telecopy No.: (312) 207-5243

            with a copy to:     Equity Residential Properties Trust
                                Two North Riverside Plaza, Suite 400
                                Chicago, Illinois 60606
                                Attn: Bruce C. Strohm, Esq.
                                Telecopy No.: (312) 454-0039

            and to:             Rudnick & Wolfe
                                203 North LaSalle Street
                                Suite 1800
                                Chicago, Illinois 60601
                                Attn: Errol R. Halperin, Esq.
                                Telecopy No.: (312) 236-7516

  (7) Binding Effect. This Agreement shall become effective when it shall have been executed by Newco and EQR OP, and thereafter shall be binding upon and inure to the benefit of Newco, EQR OP and their respective successors and assigns, except that Newco shall not have the right to assign its rights hereunder or any interest herein without the prior consent of EQR OP.

  (8) Applicable Law. THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF ILLINOIS.

  (9)  Waivers; Amendment.

       (i) No failure or delay of EQR OP in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of EQR OP for a breach hereof are cumulative and are not exclusive of any rights or remedies which they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by Newco therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on Newco in any case shall entitle Newco to any other or further notice or demand in similar or other circumstances.

       (ii) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by Newco and EQR OP.

  (10) Entire Agreement. This Agreement, including any exhibits and schedules hereto, constitutes the entire contract between the parties relative to the subject matter hereof. Any previous agreement among the parties with respect to the subject matter hereof is superseded by this Agreement. Nothing in this Agreement, expressed or implied, is intended to confer upon any party other than the parties hereto and thereto any rights, remedies, obligations or liabilities under or by reason of this Agreement.

  (11) Waiver of Jury Trial. Each party hereto hereby waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any litigation directly or indirectly arising out of, under or in connection with this Agreement.

  (12) Severability. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

  (13) Headings. Article and Section headings used herein are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

  (14) Time is of the essence of this Agreement.

  (15) Nothing in this Agreement shall require Newco to take any action that would create any default under, or breach of any representations or covenants under, the Option Agreement or the Loan Agreement or any documents relating to either of the same.

  (16) Jurisdiction; Consent to Service of Process.

       (i) NEWCO HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF ANY ILLINOIS STATE COURT OR FEDERAL COURT OF THE UNITED STATES OF AMERICA SITTING IN THE CITY OF CHICAGO OR THE CITY OF NEW YORK, AND ANY APPELLATE COURT THEREFROM, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH ILLINOIS OR NEW YORK STATE COURT OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT SHALL AFFECT ANY RIGHT THAT ANY PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT IN THE COURTS OF ANY JURISDICTION.

       (ii) NEWCO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY ILLINOIS OR NEW YORK STATE OR FEDERAL COURT. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.

  IN WITNESS WHEREOF, EQR OP and Newco have caused this Agreement to be signed by their respective officers hereunto duly authorized all as of the date first written above.

                         ERQ OP:

                         ERP OPERATING LIMITED PARTNERSHIP, an Illinois limited partnership

                         By: Equity Residential Properties Trust, a Maryland real estate investment trust and its general partner

                              By:/s/ Bruce C. Strohm
                                 _________________________________________
                              Name:  Bruce C. Strohm
                              Title: Executive Vice President

                         NEWCO:

                         WELLSFORD REAL PROPERTIES, INC., a Maryland corporation


                         By:/s/ Edward Lowenthal
                            ______________________________________________
                         Name:  Edward Lowenthal
                         Title: President

                                   EXHIBIT A

                               OPTION AGREEMENT



                See Exhibit 10.2 to this Registration Statement

                                   EXHIBIT B

                            DESCRIPTION OF THE LAND


BLOCKS 19, 21, 22, 23 OF THE RESUBDIVISION OF WILLIAMS CENTRE, PIMA COUNTY, ARIZONA ACCORDING TO THE PLAT OF RECORD IN THE OFFICE OF THE PIMA COUNTY RECORDER IN BOOK 39 OF MAPS AT PAGE 28.